Exhibit 99.1

PSQ Holdings Announces Finance Leadership Transition

•	James Rinn to step down as CFO, effective April 30, 2026, and will remain a member of the Board of Directors
•	Michael Pena named Chief Financial Officer & Treasurer, effective May 1, 2026
•	Krista Wenzel named Chief Accounting Officer, effective May 1, 2026

WEST PALM BEACH, Fla., April 7, 2026--PSQ Holdings, Inc. (NYSE: PSQH) (the "Company"), announced today that James Rinn, Chief Financial Officer (CFO), has resigned from his role, effective April 30, 2026, to pursue another opportunity. Mr. Rinn will remain a Class III Director after stepping down as CFO. Following Mr. Rinn’s departure, effective May 1, 2026, Michael Pena, current Senior Vice President of Finance for the Company, has been named Chief Financial Officer and Treasurer. Additionally, Krista Wenzel, the Company's current Senior Vice President of Finance and Accounting, has been named Chief Accounting Officer, effective May 1, 2026.

Dusty Wunderlich, Chairman & CEO of PSQ Holdings, commented, “I want to thank James for his leadership and significant contributions over the past year, particularly in helping guide the Company through a transition to a focused fintech business and improving our cost structure. We wish James the best in his future endeavors and appreciate his continued commitment to serving on our Board of Directors.

“I am excited to have Mike and Krista step into these roles. I have worked closely with Mike for years, including during his time as CFO of Credova, where he was my CFO and financial partner in building and scaling that business. He brings a deep understanding of our credit and payments model, along with strong experience in capital allocation and operational finance.

“I have also had the opportunity to work closely with Krista and have developed a very high level of trust in her judgment and leadership. She brings deep public-company experience, a strong command of financial reporting and controls, and a level of discipline critical to how we operate going forward. She has been instrumental in strengthening our financial infrastructure, and I expect her to continue raising the standard across our accounting, reporting, and audit functions.

“Together, Mike and Krista create a finance organization that is aligned with how we are building this business - disciplined, accountable, and focused on long-term value creation,” Wunderlich concluded.

Go Forward Finance & Accounting Structure

After the departure of Mr. Rinn, the finance and accounting team will be structured as follows:

•	Mike Pena will focus on the forward-looking side of the Company’s business, including financial planning, capital allocation, and operational finance across payments and credit.
•	Krista Wenzel will continue to lead accounting, reporting, and auditing, with a focus on accuracy, discipline, and strong financial controls.

This leadership transition reflects the next phase of the Company’s strategy. As the Company continues to focus on disciplined capital allocation, improving unit economics, and building a durable fintech platform, it is evolving its finance function to support both forward-looking decision-making and rigorous financial controls.

About Mike Pena

Michael Pena, 43, is an experienced finance executive with a background in structured finance, credit, operations, investor relations, and financial technology. Mr. Pena currently serves as Senior Vice President of Finance at the Company. In that role, he leads financial operations, accounting, and portfolio analytics, and manages the Company’s credit warehouse facility while also supporting risk, insurance, and audit functions. Mr. Pena played a key role in Credova’s acquisition by the Company in March 2024. Prior to the acquisition, he served as Director of Finance of Credova from October 2019 to August 2021 and then CFO of Credova from August 2021 until its sale to the Company in March 2024. In that role, Mike has led the finance team at Credova, guiding all aspects of the company’s finance, accounting, and risk functions. Earlier in his career, Mr. Pena held roles at State Street Bank and Trust. He began his career in public accounting, working on audit and tax engagements. Mr. Pena holds an MBA in Entrepreneurship from Drury University and a BS in Accounting from Missouri State.

About Krista Wenzel

Krista Wenzel, 39, is a seasoned finance executive with extensive experience in public company leadership, capital markets, and enterprise finance operations. She currently serves as Senior Vice President of Finance & Accounting at the Company, a role she has held since November 2025. Ms. Wenzel was Vice President of Accounting at the Company from September 2024 to November 2025. Before joining the Company, she served as Chief Financial Officer for multiple infrastructure investment platforms at Meridiam, including the Fiber Platform from April 2023 to September 2024 and the Iowa Energy Collaborative, LLC, from April 2020 to April 2023. In these roles at Meridiam, Ms. Wenzel led finance, treasury, tax, HR, IT, and risk functions and supported capital structures exceeding $1.0 billion, including major financings such as a $320 million project financing and a $600 million revolving credit facility. Earlier in her career, she founded KDW Advisors and held finance leadership roles in consulting firms and municipal utilities. Ms. Wenzel holds an MBA from the University of Phoenix, a BS in Accounting from Iowa State University, and is a Certified Public Accountant.

About PSQ Holdings

PSQ Holdings (NYSE: PSQH) is a payments and financial infrastructure company. We build and operate financial infrastructure in highly regulated environments for industries underserved by traditional financial institutions, including businesses, campaigns, and nonprofits that depend on reliable, compliant payment solutions.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding PublicSquare, anticipated product launches, our products and markets, future financial condition, expected future performance and market opportunities of PublicSquare. Forward-looking statements generally are identified by the words “anticipate,” “could,” “expect,” “future,” “intend,” “may,” “might,” “strategy,” “target,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, and in this press release, include statements about our anticipated operating strategy and the expected organization of our finance team and its primary responsibilities; however, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of our operations, (ii) changes in the competitive industries and markets in which PublicSquare operates, variations in performance across competitors, changes in laws and regulations affecting PublicSquare’s business and changes in the combined capital structure, (iii) the ability to implement business plans, growth, marketplace and other expectations, and identify and realize additional opportunities, (iv) risks related to PublicSquare’s limited operating history, the rollout and/or expansion of its business and the timing of expected business milestones, (v) risks related to PublicSquare’s potential inability to achieve or maintain profitability and generate significant revenue, (vi) the ability to raise capital on reasonable terms as necessary to develop its products in the timeframe contemplated by PublicSquare’s business plan, (vii) the ability to execute PublicSquare’s anticipated business plans and strategy, (viii) the ability of PublicSquare to enforce its current or future intellectual property, including patents and trademarks, along with potential claims of infringement by PublicSquare of the intellectual property rights of others, (ix) actual or potential loss of key influencers, media outlets and promoters of PublicSquare’s business or a loss of reputation of PublicSquare or reduced interest in the mission and values of PublicSquare and the segment of the consumer marketplace it intends to serve, (x) because the payment processing and credit agreements are terminable at will without notice, merchants that have signed agreements to use PublicSquare's payment processing services may terminate those services or otherwise fail to utilize the services at the expected volume, (xi) the risk of economic downturn, increased competition, a changing regulatory landscape and related impacts that could occur in the highly competitive consumer marketplace, both online and through “bricks and mortar” operations, (xii) the risk of PublicSquare being unable to sell its Brands segment, in a timely manner, at desirable prices, or at all, and (xiii) risks associated with the Company’s ability to execute on its plans to reposition into a Fintech-forward business, including the Company’s pursuit of any money transmitter licenses. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in PublicSquare’s public filings with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and PublicSquare does not assume any obligation to, nor does it intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. PublicSquare gives no assurance that PublicSquare will achieve its expectations.

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investment@publicsquare.com

Media Contact:

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